UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2005


                                 The Knot, Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-28271                  13-3895178
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

462 Broadway, 6th Floor, New York, New York                         10013
 (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 219-8555

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition.

On November 10, 2005, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter ended September 30, 2005. A copy of The Knot's press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including
Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of The Knot, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On November 7, 2005, the Board of Directors of The Knot, acting pursuant to authority granted by The Knot's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, appointed Charles "Lanny" Baker as a Class II director to fill a vacancy existing on the board. As a Class II director, Mr. Baker's term of office will expire at The Knot's 2007 Annual Meeting of Stockholders.

The Board also appointed Mr. Baker to the board's audit committee.

There is no arrangement or understanding between Mr. Baker and other persons pursuant to which Mr. Baker was selected as a director.

On November 8, 2005, The Knot issued a press release announcing the Board's appointment of Mr. Baker. A copy of The Knot's press release is attached as
Exhibit 99.2 hereto, and is incorporated by reference into this report.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

           99.1 Press Release dated November 10, 2005.
           99.2 Press Release dated November 8, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE KNOT, INC.
                                          (Registrant)

Date: November 10, 2005                   By: /s/ RICHARD E. SZEFC
                                              --------------------
                                              Richard E. Szefc
                                              Chief Financial Officer, Treasurer
                                              and Secretary

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                                  EXHIBIT INDEX

      99.1  Press Release dated November 10, 2005.
      99.2  Press Release dated November 8, 2005.